Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 02AWYE 1 U P X + Special Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign BelowC Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.Date (mm/dd/yyyy) — Please print date below. + Change of Address — Please print your new address below. Comments — Please print your comments below. B Non-Voting Items A Proposals — The Board recommends a vote FOR Proposals 1, 2 and 3. PROPOSAL 1. Proposal to adopt the Agreement and Plan of Merger (the “merger agreement”), dated as of November 30, 2015, as it may be amended from time to time, between HF Financial Corp. (“HF”) and Great Western Bancorp, Inc. (“Great Western”) providing for Great Western’s acquisition of HF through the merger of HF with and into Great Western (the “merger”). For Against Abstain Meeting Attendance Mark the box to the right if you plan to attend the Special Meeting. IMPORTANT SPECIAL MEETING INFORMATION PROPOSAL 2. Proposal to approve, by advisory (non-binding) vote, the compensation that may be paid or become payable to HF’s named executive officers in connection with the merger. PROPOSAL 3. Proposal to approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement. 1234 5678 9012 345 MMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MMMMMMM MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MM MM MM MM M C123456789 C 1234567890 J N T 2 7 5 5 7 5 1 MMMMMMMMMMMMMMM 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on May 10, 2016. Vote by Internet • Go to www.envisionreports.com/HFFC2016 • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

Revocable Proxy by and on Behalf of the Board of Directors For the Special Meeting of Stockholders to be Held on May 10, 2016 The undersigned, revoking all proxies previously given with respect to the subject matter hereon, hereby appoints James W. Abbott, Robert L. Hanson, David J. Horazdovsky, John W. Palmer, Thomas L. Van Wyhe and Michael M. Vekich, each with the power to act alone and with full power of substitution, to act as attorneys and proxies for the undersigned to represent and vote all shares of common stock, par value $0.01 per share, of HF Financial Corp. (“HF”), which the undersigned is entitled to vote at the Special Meeting of Stockholders (the “Meeting”) to be held on May 10, 2016, at 2:00 p.m., Central Time, at the Hilton Garden Inn, 201 East 8th Street, Sioux Falls, South Dakota 57103, and at any and all adjournments or postponements thereof. The undersigned acknowledges receipt of the Notice of said Special Meeting and of the accompanying Proxy Statement/Prospectus attached thereto. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, THIS PROXY WILL BE VOTED BY THE BOARD OF DIRECTORS IN ITS BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING. THIS PROXY IS SOLICITED BY HF’S BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. PLEASE SIGN AND DATE ON REVERSE SIDE OF THIS CARD. . Proxy Card q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 02AWZC 1 U P X + q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Special Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign BelowB Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.Date (mm/dd/yyyy) — Please print date below. IMPORTANT SPECIAL MEETING INFORMATION + A Proposals — The Board recommends a vote FOR Proposals 1, 2 and 3. PROPOSAL 1. Proposal to adopt the Agreement and Plan of Merger (the “merger agreement”), dated as of November 30, 2015, as it may be amended from time to time, between HF Financial Corp. (“HF”) and Great Western Bancorp, Inc. (“Great Western”) providing for Great Western’s acquisition of HF through the merger of HF with and into Great Western (the “merger”). For Against Abstain PROPOSAL 2. Proposal to approve, by advisory (non-binding) vote, the compensation that may be paid or become payable to HF’s named executive officers in connection with the merger. PROPOSAL 3. Proposal to approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. MMMMMMMMMMMM MM MM MM MM M 2 7 5 5 7 5 2

q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q . Proxy Card Revocable Proxy by and on Behalf of the Board of Directors For the Special Meeting of Stockholders to be Held on May 10, 2016 The undersigned, revoking all proxies previously given with respect to the subject matter hereon, hereby appoints James W. Abbott, Robert L. Hanson, David J. Horazdovsky, John W. Palmer, Thomas L. Van Wyhe and Michael M. Vekich, each with the power to act alone and with full power of substitution, to act as attorneys and proxies for the undersigned to represent and vote all shares of common stock, par value $0.01 per share, of HF Financial Corp. (“HF”), which the undersigned is entitled to vote at the Special Meeting of Stockholders (the “Meeting”) to be held on May 10, 2016, at 2:00 p.m., Central Time, at the Hilton Garden Inn, 201 East 8th Street, Sioux Falls, South Dakota 57103, and at any and all adjournments or postponements thereof. The undersigned acknowledges receipt of the Notice of said Special Meeting and of the accompanying Proxy Statement/Prospectus attached thereto. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, THIS PROXY WILL BE VOTED BY THE BOARD OF DIRECTORS IN ITS BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING. THIS PROXY IS SOLICITED BY HF’S BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. PLEASE SIGN AND DATE ON REVERSE SIDE OF THIS CARD.